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                                 Exhibit 4.1

                        STREICHER MOBILE FUELING, INC.
                                 COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA


NUMBER                                                           SHARES


                                                           CUSIP_____________

THIS CERTIFIES THAT__________________________________________________________


IS THE OWNER OF______________________________________________________________


FULLY-PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF STREICHER MOBILE FUELING, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the By-laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



Secretary


Stanley H. Streicher
President

Countersigned and registered
American Stock Transfer and Trust Company, New York
TRANSFER AGENT AND REGISTRAR


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                        STREICHER MOBILE FUELING, INC.


THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF (A) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED;
(B) THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AUTHORIZED TO BE ISSUED WITHIN EACH SUCH CLASS AND (C) THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE SUCH VARIATIONS FOR SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this Certificate,shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIT GIFT MIN ACT ____ Custodian_____
TEN ENT - as tenants by the entireties                  (Cust)           (Minor)
JT TEN  - as joint tenants with right of       under Uniform Gifts to Minors
          survivorship and not as tenants    Act________________________________
          in common                                         (State)

   Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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Shares of the common stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney,
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to transfer the said shares on the books of the Corporation with full power of substitution.

Dated
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NOTICE
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      THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
      UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15